Exhibit 10.8

SUBSCRIPTION AGREEMENT

THE SECURITIES OFFERED HEREBY HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “U.S. SECURITIES ACT”), AND ARE PROPOSED TO BE ISSUED IN RELIANCE UPON AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE U.S. SECURITIES ACT.  SUCH SECURITIES MAY NOT BE REOFFERED FOR SALE OR RESOLD OR OTHERWISE TRANSFERRED EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S, PURSUANT TO AN EFFECTIVE REGISTRATION UNDER THE U.S. SECURITIES ACT, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM REGISTRATION UNDER THE U.S. SECURITIES ACT.  HEDGING TRANSACTIONS INVOLVING THE SECURITIES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE U.S. SECURITIES ACT.

To:	STEVIA FIRST CORP. (“Stevia First” or the “Corporation”) (Incorporated under the laws of the State of Nevada) 862 Murray Ct., Yuba City, California 95991 Tel: (858) 361-4499

Re:

Purchase of Convertible Debentures and Common Shares (collectively, “Securities”)

Reference date:

February __, 2012.

Instructions to complete this Subscription Agreement for the purchase of a Debenture:

1.

Each investor must complete page 2, including stating the subscription amount (“Subscription Amount”) of the Securities to be purchased, and the name and address of the Investor, and sign in the space provide on page 2.

2.

Each Investor should also include registration or delivery instructions for the purchased Securities on page 2 (if different from the name and address supplied under #1).

3.

Each Investor who is not a U.S. Person (as such term is defined in Regulation S under the U.S. Securities Act of 1933, as amended), must complete Schedule A (“Certificate of Foreign Investor”), under which the Investor represents that the Investor is either an exempt purchaser or is purchasing pursuant to an exemption from prospectus or securities registration requirements under the applicable securities laws of the jurisdiction of residence of the Investor.

4.

If the interested investor is a U.S. Person (generally, an individual or an entity who is a citizen of or is domiciled in the United States), he/she/it must be an “accredited investor” as defined on page 4, and must also complete and sign Schedule B (“Certificate of U.S. Person”).

All monetary amounts herein are stated in U.S. dollars.  Subscription funds may be paid by delivery to the Corporation of a certified check, bank draft or wire transfer.

__________

SUBSCRIPTION BY THE INVESTOR:

___________________________________ (Name of Investor – please print)	Total Cash Amount Subscribed (the “Subscription Amount”): ____________________________________ Payable: On each Tranche Funding Date

___________________________________

(Signature of Investor)

___________________________________

(Official Capacity or Title of Signatory, if Investor is not an individual – please print)

____________________________________

(Please print name of individual whose signature appears above if different than the name of the Investor printed above.)

___________________________________

(Investor’s Address)

___________________________________

(Investor’s Telephone Number)

___________________________________

(Investor’s Fax Number)

___________________________________

(Investor’s E-Mail Address)

If the Investor is signing as agent for a principal and is not a trust company or a portfolio manager, in either case, purchasing as trustee or agent for accounts fully managed by it, complete the following and ensure that Schedules A and B are completed on behalf of such principal:

___________________________________

(Name of Principal)

___________________________________

(Principal’s Address)

REGISTER the Securities as set forth below ___________________________________ Name ___________________________________ Account reference, if applicable ___________________________________ Address

DELIVER the Securities as set forth below:

___________________________________

Name

___________________________________

Account reference, if applicable

___________________________________

Contact Name

___________________________________
Address

___________________________________

Telephone Number

ACCEPTANCE BY THE CORPORATION:

ACCEPTANCE BY THE CORPORATION:

The Corporation hereby accepts the above subscription for the Securities, including Common Shares and Debentures, this _____ day of __________, 20___.

STEVIA FIRST CORP.

Per:  ____________________________________

Robert Brooke, Chief Executive Officer

PURCHASE TERMS AND CONDITIONS

1.

Definitions

(a)

“Accredited Investor” means generally a high net worth or high income person, specifically defined as a U.S. Person who is an accredited investor as defined in Rule 501(a) of Regulation D (see Schedule B);

(b)

“Applicable Securities Laws” means the securities legislation having application and the rules, policies, notices and orders issued by applicable securities regulatory authorities having jurisdiction over this Offering and the Corporation, including, without limitation, the U.S. Securities Act and applicable state securities laws;

(c)

“Closing” means acceptance by the Corporation of the Investor’s subscription pursuant to this form of Subscription Agreement;

(d)

“Closing Date” means the date on which the Closing shall occur and which are to be determined in the Corporation’s discretion;

(e)

“Common Shares” means shares of common stock in the capital of the Corporation;

(f)

“Conversion Price” has the meaning assigned in Section 5 of this Subscription Agreement and as further modified and defined within the Debenture;

(g)

“Conversion Right” means the Investor’s right to convert the Principal plus Interest into Common Shares in accordance with the terms, and subject to the conditions of, the Debenture;

(h)

“Corporation” means Stevia First Corp., a Nevada corporation;

(i)

“Debenture” means the series of convertible debentures of the Corporation to be issued to the Investor, the form of which is attached in the form of Schedule “C”, and, if the context requires, “Debentures” means all convertible debentures of the Corporation offered and sold pursuant to the Offering. If there is any conflict between this Subscription Agreement excluding Schedule C, and the terms of the Debenture, the terms of the Debenture shall prevail;

(j)

“Exemptions” means the exemptions from the registration and prospectus or equivalent requirements under Applicable Securities Laws in the United States as described in section 7 hereof and in Schedules A and B;

(k)

“Investor” means the person or persons named as Investor on the face page of this Subscription Agreement and if more than one person is so named, means all of them as joint tenants;

(l)

“Interest” means the interest payable by the Corporation under the Debentures;

(m)

“material change” means any change in the business, operations, assets, liabilities, ownership or capital of the Corporation and its subsidiaries considered on a consolidated basis that would reasonably be expected to have a significant effect on the market price or value of the Corporation’s securities;

(n)

“material fact” means any fact that significantly affects or would reasonably be expected to have a significant effect on the market price or value of the Corporation’s securities;

(o)

“Offering” means the offering of securities including Common Shares and Debentures on the terms set forth in this Subscription Agreement with an aggregate Subscription Amount of $1,250,000;

(p)

“Public Record” means information which has been publicly filed by the Corporation with the United States Securities and Exchange Commission on EDGAR under Applicable Securities Laws;

(q)

“Principal Amount” means the amount of Debenture subscribed for and actually funded as evidenced by the face page of the Debenture issued to the Investor;

(r)

“Regulation D” means Regulation D under the U.S. Securities Act;

(s)

“Regulation S” means Regulation S under the U.S. Securities Act;

(t)

“Schedules” means the schedules attached hereto comprising:

(i)

A

Certificate of Foreign Investor;

(ii)

B

Certificate of U.S. Accredited Investor; AND

(iii)

C

Form of Debenture;

(u)

“Securities” includes the Debentures and the Common Shares, as the context requires;

(v)

“Subscription Agreement” means this subscription agreement between the Investor and the Corporation, including the attached Schedules incorporated by reference, and as it may be amended or supplemented from time to time in accordance with the terms hereof;

(w)

“Subscription Amount” means the total amount irrevocably committed to the Company by Investor as set out on page 2 of this Subscription Agreement.

(x)

 “Tranche Funding” means receipt by the Corporation of the Investor’s funding for a particular tranche, with amounts and deadlines as described in Section 5 of this Subscription Agreement;

(y)

“Tranche Funding Date” means the date on which a Tranche Funding occurs;

(z)

“Tranche Funding Deadline” means the date on which Investor is required to fund a particular tranche as set forth in Section 5 of this Subscription Agreement.

(aa)

“U.S. Person” means a U.S. Person as defined in Regulation S;

(bb)

“U.S. Securities Act” means the Securities Act of 1933, as amended of the United States of America;

(cc)

“U.S. Subscriber” means an Investor who: (i) is in the United States, (ii) is a U.S. Person, (iii) is purchasing Securities on behalf of any person in the United States or any U.S. Person, (iv) receives or received an offer for the Securities while in the United States, or (v) is in the United States at the time the buy order is made or the Subscription Agreement is executed;

2.

Prospectus and Registration Exempt Subscription Commitment

2.1

The Investor hereby subscribes for and agrees to purchase from the Corporation, subject to the terms and conditions set forth herein, Common Shares and Debentures as consideration for the total Subscription Amount set out on page 2 of this Subscription Agreement.  Subject to the terms hereof, this Subscription will be deemed to have been made and be effective only upon its acceptance by the Corporation.

3.

Description of Securities

3.1

For each $1.00 subscribed by Investor of the Subscription Amount, the Investor will receive 0.5 Common Shares and $0.50 in Principal Amount of Debentures. The Debentures will be issued in the form attached as Schedule “C”.

3.2

Subject to the terms and conditions of this Agreement and of the Debenture(s), the Securities will be delivered to the Investor upon each of multiple Tranche Funding Dates and with Conversion Prices as set forth in Section 5 of this Agreement.

4.

Subscription Matters

4.1

The Offering is being made subject to and pursuant to the requirements of Exemptions.  The Investor acknowledges that the Corporation will rely on the representations and warranties of the Investor contained in this Subscription Agreement and the applicable Schedule(s) to determine the applicability of available Exemptions.

4.2

The Offering is not a public offering of the Securities. The Offering is not being made, and this Agreement does not constitute, an offer to sell or the solicitation of an offer to buy the Securities, in any jurisdiction where, or to any person to whom, it is unlawful to make such offer or solicitation.

4.3

In order to demonstrate the applicability of an Exemption, the Investor must complete and sign this Subscription Agreement on page 2, as well as Schedule “A” or Schedule “B”, as applicable. Please see subscription instructions on page 1. The Investor must fax or deliver the executed agreement with the appropriate schedule to the Corporation at the contact details on page 1 with a certified check, money order or bank draft made payable to the Corporation in the amount of the applicable subscription referred to on Page 2.  Alternatively, payment may be made by wire transfer in accordance with written bank wiring instructions that may be provided by the Corporation to the Investor at the Investor’s request.

4.4

Subscriptions will only be accepted if the Corporation is satisfied that the Offering can lawfully be made in the jurisdiction of residence of the Investor pursuant to an available Exemption and that all Applicable Securities Laws have been and will be complied with in connection with the proposed sale of Common Shares and Debentures.

4.5

The Corporation reserves the right to accept or reject any subscription in whole or in part.  The Corporation will have no liability whatsoever to any Investor in the event of such rejection other than to promptly return the Investor’s funds or portion thereof which was not accepted.

5.

Funding in Tranches

5.1

 Subject to the terms and conditions of this Agreement and of the Debenture(s), the Investor irrevocably agrees to fund the Company in an amount equal to the Subscription Amount in five equal cash payments of $250,000 (a “Tranche”).

(a)

The initial Tranche (“Tranche A”) has a Tranche Funding Deadline of March 1, 2012 and the Debenture issued in conjunction with it will have a Conversion Price of $0.65 per share.

(b)

The second Tranche (“Tranche B”) has a Tranche Funding Deadline of June 1, 2012 and the Debenture issued in conjunction with it will have a Conversion Price of $0.80 per share.

(c)

The third Tranche (“Tranche C”) has a Tranche Funding Deadline of September 1, 2012 and the Debenture issued in conjunction with it will have a Conversion Price of $0.95 per share.

(d)

The fourth Tranche (“Tranche D”) has a Tranche Funding Deadline of December 1, 2012 and the Debenture issued in conjunction with it will have a Conversion Price of $1.10 per share.

(e)

The final Tranche (“Tranche E”) has a Tranche Funding Deadline of March 1, 2013 and the Debenture issued in conjunction with it will have a Conversion Price of $1.25 per share.

5.2

Subject to the terms and conditions of this Agreement and of the Debenture(s), if any Tranche Funding does not occur on or before its respective Tranche Funding Deadline as determined above in Section 5.1, the Conversion Price for all Debentures issued or to be issued pursuant to this Subscription Agreement will be adjusted to $1.50 per share and the Interest due by the Company under all Debentures issued or to be issued pursuant to this Subscription Agreement will be reduced to a rate of 2% per annum.

6.

Investor’s Acknowledgements – Regarding Risk, Restrictions, Independent Advice

6.1

The Investor represents and warrants and acknowledges and agrees with (on its own behalf and, if applicable, on behalf of each beneficial purchaser for whom the Investor is contracting hereunder) the Corporation that:

(a)

its decision to execute this Subscription Agreement and to purchase the Common Shares and Debenture(s) has not been based upon any oral or written representation as to fact or otherwise made by or on behalf of the Corporation except as set out in the Public Record, and that its decision is based entirely upon its review of information about the Corporation in the Public Record;

(b)

no prospectus or registration statement has been filed by the Corporation with any securities commission or similar authority in the United States or elsewhere, in connection with the issuance of the Securities, and the issuance and the sale of the Securities is subject to such sale being exempt from the prospectus/registration requirements under Applicable Securities Laws and accordingly:

(i)

the Investor is restricted from using certain of the civil remedies available under such legislation;

(ii)

the Investor will not receive information that might otherwise be required to be provided to it under legislation which requires a prospectus or registration statement; and

(iii)

the Corporation is relieved from certain obligations that would otherwise apply under such legislation;

(c)

the Investor (or others for whom the Investor is contracting hereunder) has been advised to consult its own legal and tax advisors with respect to the merits and risks of an investment in the Securities and with respect to applicable resale restrictions and tax consequences and it (or others for whom it is contracting hereunder) is solely responsible (and the Corporation is in no way responsible) for compliance with applicable resale restrictions and tax requirements;

(d)

to the knowledge of the Investor, the offer and sale of the Securities was not accompanied by any advertisement and the Investor acknowledges that no offering memorandum is being supplied to the Investor in connection with this Offering;

(e)

the offer made by this Subscription is irrevocable (subject to the right of the Corporation to terminate this Subscription) pending acceptance or rejection by the Corporation;

(f)

the Securities are speculative investments which involve a substantial degree of risk including the potential for the complete loss of investment;

(g)

the Investor is sufficiently sophisticated in financial investments, has had access to and has received all such information concerning the Corporation that the Investor has considered necessary in connection with the Investor’s investment decision and the Investor will not receive an offering memorandum or similar disclosure document;

(h)

the Investor’s subscription proceeds will be available to the Corporation on receipt and this subscription is not conditional on any other subscription completing;

(i)

no agency, governmental authority, regulatory body, or other entity has made any finding or determination as to the merit for investment of, nor have any such agencies or governmental authorities made any recommendation or endorsement with respect to, the Securities; and

(j)

the Investor will rely only on the representations and warranties made herein and the Corporation’s Public Record and no information about the Corporation has been requested by the Investor that has not been provided by the Corporation.  The Corporation will not update any disclosure in connection with future Tranches.

7.

Investor’s Status Allows Reliance on Prospectus Exemptions

7.1

The Investor, by its execution of this Subscription Agreement, hereby further represents to, and covenants with, the Corporation that, unless Investor is purchasing under subparagraph 7.1(c), it is either purchasing the Securities as principal for its own account or is a trust corporation, it is purchasing such Securities for investment only and not for the benefit of any other person and not with a view to the immediate resale or distribution of all or any of the Securities, it is resident in the jurisdiction set out as the “Investor’s Address” on the face page hereof and it fully complies with one or more of the criteria set forth below:

(a)

it is an “accredited investor”, as such term is defined in Rule 501(a) of Regulation D, has concurrently executed and delivered a Certificate of U.S. Person in the form attached as Schedule B to this Subscription Agreement and has initialled the appropriate category thereto indicating that the Investor satisfies one of the categories of “accredited investor” set forth in such definition; or

(b)

it is not a U.S. Person, as such term is defined in Regulation S, has concurrently executed and delivered a Certificate of Foreign Investor in the form attached as Schedule A to this Subscription Agreement under which the Investor represents that the Investor is either an exempt purchaser or is purchasing pursuant to an exemption from prospectus or securities registration requirements under the applicable securities laws of the jurisdiction of residence of the Investor; or

(c)

if it is not purchasing as principal, it is duly authorized to enter into this Subscription Agreement and to execute all documentation in connection with the purchase on behalf of each beneficial purchaser, each of whom is purchasing as principal for its own account, not for the benefit of any other person, and not with a view to the resale or distribution of the Securities, it acknowledges that the Corporation may be required by law to disclose to certain regulatory authorities, the identity of each beneficial purchaser of Securities for whom it may be acting, it and each beneficial purchaser is resident in the jurisdiction set out as the “Investor’s Address” and it is acting as agent for one or more disclosed principals, each of which principals is purchasing as a principal for its own account for investment only and not for the benefit of any other person and not with a view to the resale or distribution of all or any of the Securities and each of which principals complies with one or more of the criteria set forth in subparagraphs §7.1(a), or (b) as applicable.

8.

Additional U.S. Compliance Matters

8.1

If the Investor is a U.S. Subscriber then:

(a)

the Investor has executed and delivered to the Corporation herewith the certifications set forth in the certificate of U.S. Person attached hereto as Schedule B, and the Investor represents and warrants that the information on Schedule B is correct;

(b)

the Investor acknowledges that the Securities have not been registered under the U.S. Securities Act, and may not be offered or sold in the United States or to a U.S. Person unless an exemption from such registration requirements is available; and

(c)

the Investor understands that, except as provided for in this Subscription Agreement, the Corporation has no obligation or present intention of filing a registration statement under the U.S. Securities Act in respect of the Securities.

8.2

Other Representations of Investors

General Representations of Investors

(a)

the Investor has no knowledge of a “material fact” or “material change”, as those terms are defined in Applicable Securities Laws, in respect of the affairs of the Corporation that has not been generally disclosed to the public;

(b)

the Investor (and, if applicable, any beneficial purchaser for whom it is acting) is resident in the jurisdiction set out on the first page of this Subscription Agreement;

(c)

the Investor has the legal capacity and competence to enter into and execute this Subscription and to take all actions required pursuant hereto and, if the Investor is a corporation, it is duly incorporated and validly subsisting under the laws of its jurisdiction of incorporation and all necessary approvals by its directors, shareholders and others have been obtained to authorize execution of this Subscription Agreement on behalf of the Investor;

(d)

the entering into of this Subscription Agreement and the transactions contemplated hereby do not result in the violation of any of the terms and provisions of any law applicable to, or the constating documents of, the Investor or of any agreement, written or oral, to which the Investor may be a party or by which the Investor is or may be bound;

(e)

the Investor has duly and validly authorized, executed and delivered this Subscription Agreement and understands it is intended to constitute a valid and binding agreement of the Investor enforceable against the Investor;

(f)

in connection with the Investor’s investment in the Securities, the Investor has not relied upon the Corporation for investment, legal or tax advice, and has, in all cases sought the advice of the Investor’s own personal investment advisor, legal counsel and tax advisers or has waived its rights to and the Investor is either experienced in or knowledgeable with regard to the affairs of the Corporation, or either alone or with its professional advisors is capable, by reason of knowledge and experience in financial and business matters in general, and investments in particular, of evaluating the merits and risks of an investment in the Securities and is able to bear the economic risk of the investment and it can otherwise be reasonably assumed to have the capacity to protect its own interest in connection with the investment in the Securities;

(g)

The Investor confirms that he/she/it is able (i) to bear the economic risk of this investment, and (ii) to hold the Securities for an indefinite period of time.  The Investor has sufficient liquid assets so that the illiquidity associated with an investment in the Securities will not cause any undue financial difficulties or affect the undersigned’s ability to provide for his/her/its current needs and possible financial contingencies, that his/her/its commitment to all speculative investments is reasonable in relation to his/her/its net worth and annual income, and the investment in the Company will not cause such overall commitment to become excessive.

(h)

no person has made to the Investor any written or oral representations:

(i)

that any person will resell or repurchase any of the Securities;

(ii)

that any person will refund the purchase price for any Securities;

(iii)

as to the future price or value of the Securities; or

(iv)

that any Common Shares which are issued directly or on conversion of the Debentures will be listed and posted for trading on any stock exchange or that application has been made to list the any shares of the Corporation on any stock exchange;

Compliance with Resale Laws

(i)

the Investor will comply with Applicable Securities Laws concerning the resale of the Securities and all related restrictions (and the Corporation is in any way responsible for such compliance) and shall speak consult with his/her/its own legal advisors with respect to such compliance; the Securities are being acquired by the Corporation solely for his/her/its own personal account, for investment purposes only, and not with a view to, or in connection with, any resale or distribution thereof.  The Investor has no contract, undertaking, understanding, agreement or arrangement, formal or informal, with any person to sell, transfer or pledge to any person the Securities for which he/she hereby subscribes, or any part thereof, or any interest therein or any rights thereto. The Investor has no present plans to enter into any such contract, undertaking, agreement or arrangement;

(j)

The Investor represents, warrants and agrees that he/she will not sell or otherwise transfer the Securities without registration under the U.S. Securities Act or in reliance upon an exemption therefrom, and fully understands and agrees that he or she must bear the economic risk of its purchase for an indefinite period of time because, among other reasons, the Securities have not been registered under the U.S. Securities Act or under the securities laws of certain states and, therefore, cannot be resold, pledged, assigned or otherwise disposed of unless they are subsequently registered under the U.S. Securities Act and under the applicable securities laws of such states or an exemption from such registration is available.  The Investor also understands that the Corporation is under no obligation to register the Securities on the Investor’s behalf or to assist him or her in complying with any exemption from registration under the U.S. Securities Act.  The Investor consents to the placement of a restrictive legend on the certificate(s) for the Securities as required by applicable securities laws; and

Own Expense

(k)

the Investor acknowledges and agrees that all costs and expenses incurred by the Investor (including any fees and  disbursements of any special counsel or other advisors retained by the Investor) relating to the purchase of the Securities shall be borne by the Investor.

9.

The Corporation’s Representations

9.1

The Corporation represents and warrants to the Investor that, as of the date of this Subscription Agreement and at Closing hereunder:

(a)

the Corporation’s Public Record is correct in all material respects and does not omit any material information about the Corporation needed to make the filed information not misleading;

(b)

the Corporation is duly incorporated and in good standing under the laws of the State of Nevada;

(c)

the Corporation has complied, or will comply, with all Applicable Securities Laws and all applicable corporate and securities laws and regulations in connection with the offer, sale and issuance of the Securities, and in connection therewith has not engaged in any “direct selling efforts,” as such term is defined in Regulation S, or any “general solicitation or general advertising” as described in Regulation D;

(d)

the Corporation is the beneficial owner of the business and assets or the interests in the business or assets referred to in its Public Record and except as disclosed therein, all agreements by which the Corporation holds an interest in a technology, business or asset are in good standing according to their terms, and the properties are in good standing under the applicable laws of the jurisdictions in which they are situated;

(e)

the creation, issuance and sale of the Securities by the Corporation does not and will not conflict with and does not and will not result in a breach of any of the terms,

conditions or provisions of its constating documents or any agreement or instrument to which the Corporation is a party;

(f)

the Securities will, at the time of issue, be duly authorized, validly issued, fully paid and non-assessable and will be free of all liens, charges and encumbrances and the Corporation will reserve sufficient shares in the treasury of the Corporation to enable it to issue any Common Shares which become issuable pursuant to this Agreement including those which become issuable under the Debenture(s);

(g)

there shall not be any consents, approvals, authorizations, orders or agreements of any stock exchanges, securities commissions or similar authorities, governmental agencies or regulators, courts or any other persons which may be required for the issuance of the Securities not obtained and not in effect on the Closing;

(h)

this Subscription has been duly authorized by all necessary corporate action on the part of the Corporation and, subject to acceptance by the Corporation, will constitute a valid obligation of the Corporation legally binding upon it and enforceable in accordance with its terms;

(i)

the Corporation is not a party to any material legal actions, suits or proceedings which could materially affect its business or financial condition, and to the best of the Corporation’s knowledge no such actions, suits or proceedings have been threatened as at the date hereof, except as disclosed in the Public Record;

(j)

no order ceasing or suspending trading in the Securities of the Corporation nor prohibiting sale of its Securities has been issued to the Corporation or its directors, officers or promoters and to the best of the Corporation’s knowledge no investigations or proceedings for such purposes are pending or threatened; and

(k)

except as set out in the Public Record or herein, no person has any right, agreement or option, present or future, contingent or absolute, or any right capable of becoming a right, agreement or option for the issue or allotment of any unissued common shares of the Corporation or any other security convertible or exchangeable for any such shares or to require the Corporation to purchase, redeem or otherwise acquire any of the issued or outstanding shares of the Corporation.

10.

Covenants of the Corporation

10.1

The Corporation hereby covenants with the Investor that it will offer, sell, issue and deliver the Securities pursuant to exemptions from the prospectus filing, registration or like requirements of Applicable Securities Laws and will fulfill all legal requirements required to be fulfilled by the Corporation (including without limitation, compliance with all Applicable Securities Laws ) in connection with the Offering.

11.

Resale Restrictions and Legending of Securities

11.1

The Investor acknowledges that any resale of the Securities will be subject to resale restrictions contained in the Applicable Securities Laws applicable to the Corporation, the

Investor or any proposed transferee.  The certificates representing the Debentures will bear legends substantially in the following forms:

NEITHER THIS DEBENTURE NOR THE SECURITIES INTO WHICH THIS DEBENTURE IS CONVERTIBLE HAVE BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “U.S. SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE U.S. SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE U.S. SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS.  HEDGING TRANSACTIONS INVOLVING THE SECURITIES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE U.S. SECURITIES ACT.

Common Shares issued upon conversion of the Debenture(s) shall bear legends substantially in the following forms:

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “1933 ACT”) OR APPLICABLE STATE SECURITIES LAWS.  THESE SECURITIES MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT (A) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE 1933 ACT, (B) TO THE CORPORATION, (C) IN ACCORDANCE WITH RULE 144 UNDER THE 1933 ACT, IF AVAILABLE, AND IN COMPLIANCE WITH APPLICABLE STATE SECURITIES LAWS, (D) IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S, IF AVAILABLE, OR (E) IN A TRANSACTION THAT DOES NOT OTHERWISE REQUIRE REGISTRATION UNDER THE 1933 ACT OR ANY APPLICABLE STATE SECURITIES LAWS IF AN OPINION OF COUNSEL, OF RECOGNIZED STANDING REASONABLY SATISFACTORY TO THE CORPORATION, HAS BEEN PROVIDED TO THE CORPORATION TO THAT EFFECT.  THE SECURITIES REPRESENTED BY THE CERTIFICATE CANNOT BE THE SUBJECT OF HEDGING TRANSACTIONS UNLESS SUCH TRANSACTIONS ARE CONDUCTED IN COMPLIANCE WITH THE 1933 ACT AND OTHER APPLICABLE SECURITIES LAWS.

12.

Consent to the Disclosure of Information

12.1

The Investor acknowledges and consents to the release by the Corporation of certain information regarding the Investor’s subscription, including the Investor’s name, address, telephone number, email address, the Subscription Amount, the total principal amount of the Debenture(s) issuable, the total number of Common Shares issuable, in compliance with securities regulatory policies to authorized regulatory authorities and the Investor waives, to the extent lawful, its rights under applicable privacy legislation.

13.

Investor’s Consent to Correct and/or Complete Agreement

13.1

The Investor hereby consents to the Corporation, or its legal counsel, completing or correcting the Investor’s information in this Subscription Agreement in such respects as may be reasonably required to finalize it.

14.

General

14.1

Neither this Subscription Agreement nor any provision hereof shall be modified, changed, discharged or terminated after acceptance hereof by the Corporation except by an instrument in writing signed by the party against whom any waiver, change, discharge or termination is sought.

14.2

The parties hereto shall execute and deliver all such further documents and instruments and do all such acts and things as may either before or after the execution of this Subscription Agreement be reasonably required to carry out the terms of this Subscription Agreement.

14.3

This Subscription Agreement shall be subject to, governed by and construed in accordance with the laws of the State of Nevada and the Federal laws of the United States of America as applicable therein, and the Investor hereby irrevocably attorns to the jurisdiction of the Courts situate therein.

14.4

This Subscription Agreement may not be assigned by either party hereto.

14.5

The Corporation shall be entitled to rely on delivery of a facsimile copy of this Subscription Agreement delivered by any electronic means, and acceptance by the Corporation of a facsimile copy of this Subscription Agreement delivered by any electronic means shall create a legal, valid and binding agreement between the Investor and the Corporation in accordance with its terms.

14.6

This Subscription Agreement may be signed by the parties in as many counterparts as may be deemed necessary, each of which so signed shall be deemed to be an original, and all such counterparts together shall constitute one and the same instrument.

14.7

This Subscription Agreement, including, without limitation, the representations, warranties, acknowledgements and covenants contained herein, shall survive and continue in full force and effect and be binding upon the Investor notwithstanding the completion of the purchase of the Common Shares and Debenture(s) by the Investor pursuant hereto, and any subsequent disposition by the Investor of such Securities;

14.8

The invalidity or unenforceability of any particular provision of this Subscription Agreement shall not affect or limit the validity or enforceability of the remaining provisions of this Subscription Agreement;

14.9

Except as expressly provided in this Subscription Agreement, the schedules attached hereto, this Subscription Agreement contains the entire agreement  between the parties with respect to the sale of the Securities and there are no other terms, conditions, representations or warranties, whether expressed, implied, oral or written, by statute, by common law, by the Corporation, by the Investor, or by anyone else;

14.10

All monetary amounts herein are United States Dollars.

14.11

This Subscription Agreement supersedes and replaces any other agreement or negotiation between the parties in connection with an issuance of debentures by the Corporation.

SCHEDULE A

CERTIFICATE OF FOREIGN INVESTOR

To:

Stevia First Corp.

In connection with the purchase by the undersigned subscriber (the “Investor”) of Debenture(s) (which are hereinafter referred to as the “Purchased Securities”) of Stevia First Corp. (the “Corporation”), the Investor hereby represents, warrants, covenants and certifies to and with the Corporation and its counsel (and acknowledges that the Corporation and its counsel are relying thereon) that the undersigned (or any beneficial purchaser on whose behalf it is acting) is, a resident of, or is subject to, only the securities laws of a jurisdiction other than Canada or the United States, and:

(a)

the Investor is, and (if applicable) any other purchaser for whom it is acting hereunder, is:

(i)

a purchaser that is recognized by the securities regulators in the jurisdiction in which it is, and (if applicable) any other purchaser for whom it is acting hereunder is resident or otherwise subject to the securities laws of such jurisdiction as an exempt purchaser and is purchasing the Purchased Securities as principal for its, or (if applicable) each such other purchaser’s, own account, and not for the benefit of any other person, corporation, firm or other organization has a beneficial interest in the said securities being purchased, or purchasing the securities as agent or trustee for the principal disclosed on the cover page of this Subscription Agreement and each disclosed principal for whom the Investor is acting is purchasing as principal for its own account, and not a view to resale or distribution; and

(ii)

a purchaser which is purchasing the Purchased Securities pursuant to an exemption from any prospectus or securities registration requirements available to the Corporation, the Investor and any such other purchaser under applicable securities laws of their jurisdiction of residence or to which the Investor and any such other purchaser are otherwise subject to, and the Investor and any such other purchaser will deliver to the Corporation such particulars of the exemption and their qualification thereunder as the Corporation may reasonably request;

(b)

the purchase of the Purchased Securities by the Investor, and (if applicable) each such other purchaser, does not contravene any of the applicable securities laws in such jurisdiction and does not trigger: (i) any obligation of the Corporation to prepare and file a prospectus, an offering memorandum or similar document; or (ii) any obligations of the Corporation to make any filings with or seek any approvals of any kind from any regulatory body in such jurisdiction or any other ongoing reporting requirements with respect to such purchase or otherwise; or (iii) any registration or other obligation on the part of the Corporation;

(c)

the Investor is knowledgeable of, and has been independently advised as to, the securities laws of such jurisdiction as applicable to this Subscription Agreement; and

(d)

the Investor, and (if applicable) any other purchaser for whom it is acting hereunder will not sell or otherwise dispose of any Purchased Securities, except in accordance with all other Applicable Securities Laws and Regulations and any other applicable securities laws, and if the Investor, or (if applicable) such beneficial purchaser sell or otherwise dispose of any Purchased Securities to another person, the Investor, and (if applicable) such beneficial purchaser, will obtain from such purchaser representations, warranties and covenants in the same form as provided in this certificate and will comply with such other requirements as the Corporation may reasonably require.

Dated: 20__.

X_____________________________

Signature of individual (if Investor is an individual)

X_____________________________

Authorized signatory (if Investor is not an individual)

_______________________________

Name of Investor (please print)

_______________________________

Name of authorized signatory (if Investor not an individual) (please print)

_______________________________

Official capacity of authorized signatory (if Investor not an individual) (please print)

__________

SCHEDULE B

CERTIFICATE FOR U.S. ACCREDITED INVESTORS

To:

Stevia First Corp.

In connection with the purchase by the undersigned subscriber (the “Investor”) of Debenture(s) (which are hereinafter referred to as the “Purchased Securities”) of Stevia First Corp. (the “Corporation”), the Investor hereby represents, warrants, covenants and certifies that the undersigned (or any beneficial purchaser on whose behalf it is acting) is a U.S. Person (as such term is defined in the Subscription Agreement to which this Certificate is attached) and satisfies one or more of the categories indicated below (please initial the appropriate line below):

___	Category 1.	A bank, as defined in Section 3(a)(2) of the United States Securities Act of 1933 (the “U.S. Securities Act”), whether acting in its individual or fiduciary capacity; or
___	Category 2.	A savings and loan association or other institution as defined in Section 3(a)(5)(A) of the U.S. Securities Act, whether acting in its individual or fiduciary capacity; or
___	Category 3.	A broker or dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934; or
___	Category 4.	An insurance company as defined in Section 2(a)(13) of the U.S. Securities Act; or
___	Category 5.	An investment company registered under the Investment Company Act of 1940; or
___	Category 6.	A business development company as defined in Section 2(a)(48) of the Investment Company Act of 1940; or
___	Category 7.	A small business investment company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958; or
___	Category 8.

A plan established and maintained by a state, its political subdivision or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, with assets in excess of US$5,000,000; or

___	Category 9.

An employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974 in which the investment decision is made by a plan fiduciary, as defined in Section 3(21) of such Act, which is either a bank, savings and loan association, insurance company or registered investment advisor, or an employee benefit plan with total assets in excess of US$5,000,000 or, if a self-directed plan, the investment decisions are made solely by persons who are accredited investors; or

___	Category 10.	A private business development company as defined in Section 202(a)(22) of the Investment Advisors Act of 1940; or
___	Category 11.

An organization described in Section 501(c)(3) of the Internal Revenue Code, a corporation, a Massachusetts or similar business trust, or a partnership, not formed for the specific purpose of acquiring the Purchased Securities, with total assets in excess of US$5,000,000; or

___	Category 12.	A director, executive officer or general partner of the Corporation; or
___	Category 13.

A natural person whose individual net worth or joint net worth with that person’s spouse, but excluding in each case the value of the Subscriber's primary residence, at the date hereof, exceeds US$1,000,000; or

___	Category 14.

A natural person who had an individual income in excess of US$200,000 in each year of the two most recent years or joint income with that person’s spouse in excess of US$300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year; or

___	Category 15.

A trust, with total assets in excess of US$5,000,000, not formed for the specific purpose of acquiring the securities offered, whose purchase is directed by a sophisticated person as described in SEC Rule 506(b)(2)(ii); or

___	Category 16.	An entity in which each of the equity owners meets the requirements of one of the above categories.

Dated: ________________________, 20__.

Print name of Investor (or person signing as agent)

By: _______________________________

Signature

_______________________________

Title

(Please print name of individual whose signature appears above, if different from name of Investor or agent printed above)

SCHEDULE C

FORM OF DEBENTURE

See the attached form of Debenture

__________

Certificate No. __

CONVERTIBLE DEBENTURE

OF

STEVIA FIRST CORP.

ISSUE OF CONVERTIBLE DEBENTURES

OF US$625,000 PRINCIPAL SUM IN THE AGGREGATE

NO. ___                           Principal Amount US$125,000___

NEITHER THIS DEBENTURE NOR THE SECURITIES INTO WHICH THIS DEBENTURE IS CONVERTIBLE HAVE BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “U.S. SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE U.S. SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE U.S. SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS.  HEDGING TRANSACTIONS INVOLVING THE SECURITIES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE U.S. SECURITIES ACT.

CONVERTIBLE DEBENTURE

STEVIA FIRST CORP.
Incorporated under the Laws of the State of Nevada

This Debenture is issued to the Holder as part of a series of Debentures issued in one private placement aggregating to US$625,000 principal amount of convertible debentures being offered by the Corporation as a series of like debentures except as to Conversion Price and Issuance Date, as described in the accompanying Subscription Agreement;

NOW THEREFORE it is hereby covenanted, agreed and declared as follows:

ARTICLE I
INTERPRETATION

1.1

Definitions.  In this Debenture, including the preamble, unless there is something in the subject matter or context inconsistent therewith, the following expressions shall have the following meanings namely:

(a)

"Business Day" means any day other than a Saturday, Sunday, legal holiday or a day on which banking institutions are closed in New York, New York;

(b)

"Common Shares" means the common stock of the Corporation as such shares are constituted on the date hereof;

(c)

"Corporation" means Stevia First Corp., a corporation formed under the laws of the State of Nevada and its successors and assigns;

(d)

"Conversion Notice" has the meaning ascribed to that term in Section 5.1 hereto;

(e)

"Conversion Price" means the price per Debenture Share at which the Principal Sum outstanding under this Debenture shall from time to time be convertible into Common Shares pursuant to a Holder Conversion, as defined in Section 3 of the Subscription Agreement and pursuant to which Holder acquired this Debenture, being US$____ per Debenture Share, subject to adjustment;

(f)

"Debenture Shares" means the common shares of the Corporation issuable upon the due conversion of Debenture into Debenture Shares;

(g)

"this Debenture", the "Debenture", "herein", "hereby", "hereof", "hereto", "hereunder" and similar expressions mean or refer to this convertible, subordinated, secured debenture and any debenture, deed or instrument supplemental or ancillary thereto and any schedules hereto or thereto and not to any particular article, section, subsection, clause, subclause or other portion hereof; the “Debentures” means this Debenture together with all others being part of a series of like debentures except as to principal amount thereof;

(h)

"Event of Default" means any of the events specified in Article 7 hereof;

(i)

"Holder" or "Debentureholder" has the meaning ascribed hereto in Section 2.1 hereto;

(j)

“Issuance Date” is the date of first issuance of the Debenture as described in Section 3 of the accompanying Subscription Agreement;

(k)

"Maturity Date" means the date three (3) years after the Issuance Date;.;

(l)

"Offering" means the offering by the Corporation of a maximum of US$625,000 principal amount of all Debentures, issuable in series;

(m)

"person" means an individual, corporation, partnership, unincorporated syndicate, unincorporated organization, trust, trustee, executor, administrator, or other legal representative, or any group or combination thereof;

(n)

"Principal Sum" has the meaning ascribed to that term in Section 2.1 hereof; and

(o)

"Redemption Amount" has the meaning ascribed to that term in Section 2.2 hereof.

1.2

Gender.  Whenever used in this Debenture, words importing the singular number only shall include the plural, and vice versa, and words importing the masculine gender shall include the feminine gender.

1.3

Numbering of Articles, etc.  Unless otherwise stated, a reference herein to a numbered or lettered article, section, subsection, clause, subclause or schedule refers to the article, section, subsection, clause, subclause or schedule bearing that number or letter in this Debenture.

1.4

Day not a Business Day.  In the event that any day on or before which any action is required to be taken hereunder is not a Business Day, then such action shall be required to be taken on or before the requisite time on the next succeeding day that is a Business Day.  If the payment of any amount is deferred for any period, then such period shall be included for purposes of the computation of any interest payable hereunder.

1.5

Computation of Time Period.  Except to the extent otherwise provided herein, in the computation of a period of time from a specified date to a later specified date, the word "from" means "from and including" and the words "to" and "until" each mean "to but excluding".

ARTICLE II
PROMISE TO PAY

2.1

Indebtedness.  The Corporation, for value received, and in consideration of the premises hereby acknowledges itself indebted and promises and covenants to pay to the registered holder hereof for the time being (the "Holder"):

(a)

the principal sum of US$125,000 (the "Principal Sum") on the Maturity Date or sooner in accordance with Section 2.2 or upon the occurrence of an Event of Default or upon such other date as specified herein, subject to the reduction of such Principal Sum from time to time upon the exercise of the conversion rights set out in Article V hereof, at the principal office of the Corporation in Yuba City, California;

(b)

interest on any monies owing by the Corporation to the Holder hereunder, all as specifically calculated hereunder; and

(c)

all other monies which may be owing by the Corporation to the Holder pursuant to this Debenture.

2.2

Early Redemption.  The Debenture may be prepaid in whole (but not in part) prior to the Maturity Date at the Corporation’s option on not more than sixty (60) and not less than thirty (30) days’ prior written notice, for an amount equal to the sum of the following: (i) the Principal Sum, and (ii) accrued and unpaid interest to the date fixed for early redemption (the "Redemption Date") (the sum of (i) and (ii)  being the "Redemption Amount")), provided that the volume-weighted average trading price of the Corporation’s Common Shares on the OTCBB, or, if such security is not listed or admitted to trading on the OTCBB, as reported on the principal national security exchange or quotation system on which such security is quoted or listed or admitted to trading (“VWAP”), for the 15 day period ending the date that is five days prior to the date such written notice is given is greater than US$1.50 per Common Share.

Notice of redemption shall be sent to the Holder not less than thirty (30) days prior to the Redemption Date and shall state:

(a)

the Redemption Date; and

(b)

the place where this Debenture is to be surrendered for payment of the Redemption Amount thereof.

Notice of redemption having been given as aforesaid, the Debentures (including this Debenture) shall, on the Redemption Date, become due and payable at the principal amount thereof and on and after such date such Debentures shall only bear interest if the Corporation shall default in the payment of the Redemption Amount on the Redemption Date.  Upon surrender of any such Debentures for redemption in accordance with such notice, such Debentures shall be paid by the Corporation in either cash or shares at the Conversion Price, at the sole discretion of the Company.  In addition, and for greater certainty, until this Debenture has been redeemed in accordance with this Section 2.2, the Holder retains the right to convert the Principal Sum to Debenture Shares in accordance with Article V hereof.

ARTICLE III
INTEREST

3.1

Calculation and Payment of Interest, etc.  The Corporation shall pay interest on the Principal Sum at the rate of (six) 6% per annum, calculated and payable semi-annually in arrears (less any tax required by law to be deducted).  Interest payable under this Debenture shall be paid on the last day of the months of June and December of each year.  Except as provided herein, all interest due on this Debenture will be payable by the Corporation, at its election, in either cash or Debenture Shares valued at the Conversion Price.

3.2

Overdue Interest.  All interest payable hereunder on becoming overdue for longer than a period of forty-five (45) days shall be forthwith treated, as to the payment of interest thereon, as principal and thereafter shall bear interest calculated at the same rate and in the same manner as if it were principal.  Overdue interest shall be payable forthwith without demand by the Holder.  Any interest amount added to the Principal Sum by operation of this section may only be converted into Common Shares upon receipt of all regulatory approvals, if required, which approvals may or may not be granted and if not granted, such additional interest amount will only be payable in cash.

3.3

No Merger In Judgement.  The covenant of the Corporation to pay interest at the rate provided herein shall not merge in any judgement in respect of any obligation of the Corporation hereunder and such judgement shall bear interest in the manner set out in this Article 3 and be payable on the same days when interest (whether hereunder or otherwise) is payable hereunder.

ARTICLE IV
SERIES OF DEBENTURES

4.1

Series.  This Debenture is one of a series of like debentures except as to Conversion Price and Issuance Date, as described in the accompanying Subscription Agreement, of the Corporation issued and to be issued for securing a principal sum not exceeding in the aggregate of US$625,000 all bearing interest at the rate and in the manner provided in Articles 2 and 3 hereof.  All Debentures of the said series are to rank pari passu without any preference or priority one over another.

ARTICLE V
CONVERSION OF DEBENTURE

5.1

Conversion.  The Holder may, at its election, upon surrender (either in person, by mail (postage prepaid) or other means of delivery) of this Debenture along with a completed notice of conversion (the "Conversion Notice") in the form attached hereto as Schedule "A" at the principal office of the Corporation in Yuba City, California, USA at any time prior to the close of business on the earlier of (a) the Redemption Date; and (b) the Maturity Date convert that portion of the Principal Sum so surrendered into Debenture Shares (without adjustment for interest accrued but unpaid hereon or for dividends on Common Shares issuable upon conversion) ("Holder Conversion").  Debentures may be converted on or prior to the Maturity Date or the Redemption Date, as the case may be, at a conversion price equal to the Conversion Price per Debenture Share.  The delivery of the Conversion Notice duly executed by the Holder and the surrender of the Debenture shall be deemed to constitute a contract between the Holder and the Corporation whereby (i) the Holder subscribes for the number of Debenture Shares which he shall be entitled to receive upon such Holder Conversion, (ii) the Holder releases the Corporation from all liability thereon or from all liability with respect to the portion of the Principal Sum thereof to be converted, as the case may be, and (iii) the Corporation agrees that the surrender of the Debenture for Holder Conversion constitutes full payment of the subscription price for the Debenture Shares issuable on such Holder Conversion and that the Debenture Shares will be issued as fully paid and non-assessable Common Shares in the capital of the Corporation.

As promptly as possible after receipt of the Conversion Notice and the Debenture but subject to Section 5.4 hereto, the Corporation shall issue or cause to be issued and deliver or cause to be delivered to the Holder a certificate or certificates in the name or names of the person or persons specified in the Conversion Notice for the number of Debenture Shares deliverable upon the Holder Conversion. Upon completion of the conversion transaction, the rights of the Holder to receive, in respect of the amount hereof so converted, the Principal Sum and interest thereon, shall cease and the Holder or the other person or persons in whose name or names any certificate or certificates for Common Shares shall be deliverable upon such Holder Conversion shall be deemed to have become on such date the holder or holders of record of such Common Shares represented thereby.  Interest will be payable on the Principal Sum up to the date of Holder Conversion.

In the event that only a portion of the Principal Sum is subject to Holder Conversion, the Holder will be entitled to receive a replacement Debenture representing the Principal Sum not subject to Holder Conversion on the same terms and provisions contained herein.  In this event, interest shall continue to be payable on the remainder of the Principal Sum.

5.2

Payment of Principal Sum and Interest in Common Shares.  Subject to receipt of all regulatory approvals, if required:

(a)

the Holder will have the option to elect to convert the Principal Sum and all accrued and unpaid interest due at the time of conversion into Debenture Shares, instead of only converting the Principal Sum or portion thereof; and

(b)

the Corporation will have the right to elect to pay the Principal Sum and all accrued and unpaid interest due at redemption or maturity of the Debentures represented hereby in Debenture Shares in lieu of cash, provided that no Event of Default has occurred and is continuing.  In order for the Corporation to exercise such right, the Corporation shall provide the Holder with a notice of its election thereof not more than 60 days and not less than 30 days from the date fixed for redemption or maturity, as the case may be.  The issue price of each Debenture Share issued in connection with an election pursuant to this Section 5.2 shall be at the Conversion Price.

5.3

Adjustment.

(a)

If and whenever the Corporation shall (i) subdivide or redivide the outstanding Common Shares into a greater number of Common Shares; (ii) reduce, combine or consolidate the outstanding Common Shares into a smaller number of Common Shares; (iii) issue any Common Shares to the holders of all or substantially all of the outstanding Common Shares by way of a stock dividend, the number of Common Shares which may be acquired pursuant to this Article 5 on and at any time after the effective date of such subdivision, redivision, reduction, combination or consolidation or on the record date for such issue of Common Shares by way of a stock dividend, as the case may be, shall be increased, in the case of the events referred to in (i) and (iii) above, in the proportion which the number of Common Shares outstanding before such subdivision, redivision or dividend bears to the number of Common Shares outstanding after such subdivision, redivision or dividend, or shall be decreased, in the case of the events referred to in (ii) above, in the proportion which the number of Common Shares outstanding before such reduction, combination, or consolidation bears to the number of Common Shares outstanding after such reduction, combination or consolidation and in each case the price at which the Holder Conversion or Redemption shall occur will be adjusted to reflect the change in the number of Debenture Shares that become issuable under this Article 5.  Any issue of Common Shares by way of a stock dividend shall be deemed to have been made on the record date fixed for such stock dividend for the purpose of calculating the number of outstanding Common Shares under this Section 5.3(a) or Section 5.3(c).

(b)

In the case of any reclassification of, or other change in, the outstanding Common Shares other than a subdivision, redivision, reduction, combination or consolidation, the Holder shall be entitled to receive upon conversion pursuant to Article 5, and shall accept in lieu of the number of Debenture Shares to which it was theretofore entitled upon such conversion, the kind and amount of shares and other securities or property which the Holder would have been entitled to receive as a result of such reclassification if, on the effective date thereof, it had been the registered holder of the number of Common Shares under the Debenture Shares to which it was theretofore entitled upon conversion.  If necessary, appropriate adjustments shall be made in the application of the provisions set forth in this Article 5 with respect to the rights and interests thereafter of the Holder to the end that the provisions set forth in this Article 5 shall thereafter correspondingly be made applicable as nearly as may be possible in relation to any shares or other securities or property thereafter deliverable upon the conversion of any Debenture.  Any such adjustments shall be made by and set forth in a supplemental certificate approved by the directors of the Corporation and shall for all purposes be conclusively deemed to be an appropriate adjustment, after reasonable consultation with the Holder.

(c)

If and whenever the Corporation shall issue or distribute to all or substantially all the holders of Common Shares (i) shares of the Corporation of any class; (ii) rights, options or warrants (that shall not have expired unexercised, unconverted or unexchanged at the time a Holder converts any Debenture, in whole or in part); (iii) evidences of indebtedness; or (iv) any other assets or securities and if such issuance or distribution does not result in an adjustment as provided for in Section 5.3(a) or Section 5.3(b), the price at which the Principal Amount may be converted into Common Shares pursuant to Article 5 shall be adjusted effective immediately before the record date at which the holders of Common Shares are determined for purposes of any such issuance or distribution as aforesaid in such manner as the directors of the Corporation determine to be appropriate on a basis consistent with this Section 5.3.

(d)

If, at any time, the Holder exercises its conversion rights before the record date and before the occurrence of an event, for which this Section 5.3 requires that an adjustment shall become effective immediately before the record date for such event, the Corporation may defer issuing to the Holder the additional Common Shares issuable upon such conversion, by reason of the adjustment required by such event, until the occurrence of such event.  In the event of such an adjustment, the Corporation shall deliver to the Holder an appropriate instrument evidencing the Holder's right to receive such additional Debenture Shares upon the occurrence of the event requiring such adjustment and the right to receive any distributions made on such additional Common Shares under the Debenture Shares declared in favour of the holders of Common Shares on and before the date of conversion or such later date as such holder would, but for the provisions of this Section 5.3, have become the holder of record of such additional Common Shares.

(e)

If a dispute shall at any time arise with respect to adjustments of the Conversion Price or the number of Debenture Shares issuable upon the conversion of this Debenture, such disputes shall be conclusively determined by the auditors of the Corporation or if they are unable or unwilling to act, by such other firm of independent accountants accredited by the Public Company Accounting Oversight Board as may be selected by the directors and any such determination shall be conclusive evidence of the correctness of any adjustment made pursuant to Subsection 5.3 hereof and shall be binding upon the Corporation and the Holder.

5.4

No Fractional Common Shares.  Notwithstanding anything herein contained, the Corporation shall in no case be required to issue fractional Common Shares/Debenture Shares or to pay any cash adjustment in lieu of any fractional Common Share/Debenture Share upon the conversion of the Debenture.  Any fractions will be rounded to the nearest whole number with fractions of one-half or greater being rounded to the next higher whole number and fractions of less than one-half being rounded to the next lower whole number.

5.5

Reservation of Common Shares.  The Corporation shall at all times while the Debenture remains convertible into Debenture Shares as herein provided, reserve and keep available out of its authorized but unissued share capital, for the purpose of effecting the conversion of the Debenture, such number of Common Shares as shall from time to time be sufficient to effect the conversion of the Debenture.

ARTICLE VI

SUBORDINATED CHARGE

6.1

Subordinated Charge.  This Debenture shall be a fixed charge security on the assets of the Corporation, subordinate to commercial borrowing by the Corporation with banks or other major lending institutions.  The Holder shall execute and deliver to the Corporation such subordination instruments as a commercial lender may reasonably require from time to time.

ARTICLE VII
DEFAULT

7.1

Acceleration of Maturity on Default.  Upon the happening of any one or more of the following events (herein sometimes called "Events of Default") namely:

(a)

if the Corporation does not pay when due any principal, interest or other amount payable by it under the Debenture at the place and in the currency in which such amount is expressed to be payable;

(b)

if the Corporation makes a general assignment for the benefit of creditors; or any proceeding is instituted by it seeking relief as debtor, or to adjudicate it a bankrupt or insolvent, or seeking liquidation, winding-up, reorganization, arrangement, adjustment or composition of it or its debts or for an order for similar relief under any law relating to bankruptcy, insolvency, reorganization or relief of debtors (including under any statutes relating to the incorporation of companies) or seeking appointment of a receiver or trustee, or other similar official for it or for any substantial part of its properties or assets; or any corporate or partnership action is taken to authorize any of the actions referred to in this Section 7.1(b);

(c)

if any proceedings are instituted against the Corporation seeking to adjudicate it a bankrupt or insolvent, or seeking liquidation, winding-up, reorganization, arrangement, adjustment or composition of it or its debts or an order for similar relief under any law relating to bankruptcy, insolvency, reorganization or relief of debtors (including under any statutes relating to the incorporation of companies) or seeking appointment of a receiver, trustee or other similar official for it or for any substantial part of its properties or assets;

(d)

if any proceedings with respect to the Corporation are commenced under Chapter 11 of the Bankruptcy Code; and

(e)

if the Corporation takes any corporate proceedings for its dissolution, liquidation or if the corporate existence of the Corporation shall be terminated by expiration, forfeiture or otherwise, or if the Corporation ceases or threatens to cease, to carry on all or a substantial part of its business;

then in each and every such event, the Principal Sum and interest on the Debenture shall forthwith become immediately due and payable to the Holder, anything herein contained to the contrary notwithstanding, and the Corporation shall forthwith pay to the Holder of the Debenture the amount of the Principal Sum and interest then accrued but unpaid on the Debenture and all other moneys payable under the provisions hereof together with interest at the rate of interest borne by the Debenture on such Principal Sum and interest from the date of the said Event of Default until payment is received by the Holder, and any moneys so received by the Holder shall be applied in the manner provided in Section 9.1.

7.2

Waiver of Company's Rights.  To the full extent that it may lawfully do so, the Corporation for itself and its successors and assigns hereby waives and disclaims any benefit of, and shall not have or assert any right under, any statute or rule of law pertaining to the marshaling of assets, discussion, division or other matter whatever, to defeat, reduce or affect the rights of the Holder under the terms of this Debenture.

ARTICLE VIII
WAIVER

8.1

Waiver.  The Holder may waive any breach of any of the provisions contained in this Debenture or any default by the Corporation in the observance or performance of any covenant, condition or obligation required to be observed or performed by it under the terms of this Debenture.  No waiver, consent, act or omission by the Holder shall extend to or be taken in any manner whatsoever to affect any other or subsequent breach or default or the rights resulting therefrom and no waiver or consent by the Holder shall bind the Holder unless it is in writing.  The inspection or approval by the Holder of any document or matter or thing done by the Corporation shall not be deemed to be a warranty or holding out of the adequacy, effectiveness, validity or binding effect of such document, matter or thing or a waiver of the Corporation's obligations.

ARTICLE IX
OTHER RIGHTS OF THE HOLDER

9.1

Rights of Set-Off.  The Corporation acknowledges and agrees that the Principal Sum and the other obligations hereunder shall be paid, satisfied and discharged to the Holder without regard to such dealings as may from time to time occur as between any one or more of the Holder, the Corporation and any other person and without regard to such equities or rights of set-off or counterclaim which may from time to time exist between any one or more of the Holder, the Corporation or any other person, and that the Principal Sum and other obligations hereof shall be paid without regard to any equities between the Corporation and the Holder hereof or any set-off or cross-claims and the receipt of the Holder for the payment of the Principal Sum will be a good discharge to the Corporation in respect thereof.

9.2

No Merger.  Neither the taking of any judgement nor the exercise of any rights hereunder shall operate to extinguish the obligation of the Corporation to pay the monies under this Debenture and shall not operate as a merger of any covenant in this Debenture, and the acceptance of any payment shall not constitute or create a novation, and the taking of a judgement or judgements under a covenant herein contained shall not operate as a merger of those covenants and affect the Holder's right to interest under this Debenture.

ARTICLE X
ADMINISTRATIVE PROVISIONS

10.1

Transfer of Debentures.  The Corporation will keep a register of Debentures at its office in Yuba City, California, USA with addresses and descriptions of the Holder and the registered holders of all other Debentures of this issue and particulars of the Debentures held by them respectively.  This Debenture may be transferred only by transfer in writing in the form attached hereto as Schedule "B", and will only be effective as regards the Corporation when delivered at the executive office of the Corporation in Yuba City, California, USA accompanied by this Debenture together with such evidence of identity or title as the Corporation may reasonably require and evidence that the transferee has agreed to be bound by a pari passu sharing agreement amongst the Holders of this series of debentures and upon payment of all applicable transfer taxes.  Thereupon, the Corporation will record such transfer on its books and issue a new debenture to the transferee in exchange for this Debenture.  The charge contained in such new debenture shall rank in all respects rateably with the charge contained in the debentures originally issued and forming the said series, and such new debentures shall for all purposes be taken and be deemed to be a debenture forming part of the said series.

10.2

Registered Holders.  The person in whose name this Debenture shall be registered shall be deemed and regarded as the owner and holder hereof for all purposes, and the payment to and/or receipt of any Holder for any Principal Sum or interest hereby secured shall be a good discharge of the Corporation for the same, and the Corporation shall not be bound to enter in the register notice of any trust or to enquire into the title of any Holder or to recognize any trust or equity affecting the title hereof save as ordered by some court of competent jurisdiction or as required by statute.

ARTICLE XI
MISCELLANEOUS

11.1

Time.  Time shall be of the essence of this Debenture.

11.2

Governing Law.  This Debenture shall be subject to, governed by and construed in accordance with the laws of the State of Nevada and the Federal laws of the United States of America as applicable therein, and the Investor hereby irrevocably attorns to the jurisdiction of the Courts situate therein.

11.3

Severability.  If any one or more of the provisions or parts thereof contained in this Debenture should be or become invalid, illegal or unenforceable, the remaining provisions or parts thereof contained herein shall be and shall be conclusively deemed to be, severable therefrom and the validity, legality or enforceability of such remaining provisions or parts thereof shall not in any way be affected or impaired by the severance of the provisions or parts thereof severed.

11.4

Headings.  The headings of the articles, sections, subsections and clauses of this Debenture have been inserted for convenience and reference only and do not define, limit, alter or enlarge the meaning of any provision of this Debenture.

11.5

Binding Effect.  This Debenture and all of its provisions shall enure to the benefit of the Holder, its successors and assigns, and shall be binding upon the Corporation and its successors and permitted assigns.  The expression the "Holder" as used herein shall include the Holder's assigns whether immediate or derivative.

ARTICLE XII
NOTICE

12.1

Notices.  Any notice required or permitted to be given under any of this Debenture or any tender or delivery of documents may be given by personal delivery or by facsimile transmission to the parties at the following addresses:

(a)

to the Holder at:

_________________________________

_________________________________

_________________________________

(b)

to the Corporation at:

Stevia First Corp.
862 Murray Ct.
Yuba City, California
USA  95991

Attention: Robert Brooke

Fax:  (866) 293-0655

Email: brooke@stevia-first.com

Any notice or delivery shall be given as herein provided or to such other addresses or telecopier number or in care of such other person as a party may from time to time advise by notice in writing as aforesaid.  The date of receipt of such notice or delivery shall be the date of actual delivery to the address specified if delivered or the date of actual transmission to the telecopier number if telecopied, unless such date is not a Business Day, in which event the date of receipt shall be the next Business Day immediately following the date of such delivery or transmission.

IN WITNESS WHEREOF the Corporation has duly executed these presents as of February __, 2012 by its duly authorized officer.

STEVIA FIRST CORP.
Per:	Name: ROBERT BROOKE Title: Chief Executive Officer

SCHEDULE "A"

CONVERSION FORM

TO:

STEVIA FIRST CORP. (the "Corporation")

The undersigned registered holder of the convertible debenture (the "Debenture") represented by the within certificate hereby subscribes for Debenture Shares of the Corporation pursuant to the within Debenture certificate on the terms specified in the within Debenture certificate, to the extent of $______________ of Principal Sum and $____________ of accrued but unpaid interest, which certificate is hereby tendered to the Corporation and which will, upon due issuance of the Debenture Shares aforesaid and, if required, any replacement certificate for any portion of the Debenture not converted, be null and void.

The Debenture Shares subscribed for will be issued as set forth below and will be mailed to the address set forth below.

DATED this _____ day of _____________________, 20___.

If subscriber is a corporation:
By:
Name:
Title:
If subscriber is an individual:

Witness	Signature of Subscriber

Signature guaranteed:

The signature must be guaranteed by a bank or a member of a recognized stock exchange or other entity acceptable to the Corporation’s transfer agent.

Print below the name and address in full of the Person in whose name the Debenture Shares subscribed for are to be issued.  If the Debenture Shares subscribed for are to be issued to more than one person, similar information must be provided for each person, as well as the number of Debenture Shares to be issued to each.  (If any of the Debenture Shares are to be issued to a person or persons other than the holder of the within Debenture certificate, the holder must pay to the Corporation all requisite taxes.)

Name:
Address:

Social Security Number/County ID number	Postal Code

SCHEDULE "B"

TRANSFER FORM

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers to

       (name of transferee) US$         (indicate principal amount of debentures being transferred) principal amount of the convertible debenture of Stevia First Corp. represented by certificate(s) no.      (indicate number(s) of certificate(s) being transferred) and irrevocably constitutes and appoints              (indicate name of transferee) attorney to transfer such debenture(s) on the securities register of Stevia First Corp., with full power of substitution.

DATED:

IF TRANSFEROR IS A CORPORATION:

By:
Name:
Title:

If transferor is an individual:

Witness	Signature of Transferor

Signature guaranteed:

The signature must be guaranteed by a bank or a member of a recognized stock exchange or other entity acceptable to the Corporation’s transfer agent.